Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Third Quarter 2019

Table of Contents	Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net income (loss) available to shareholders (1)	$676	$377	$(737)	$1,442	$(271)
Adjusted earnings (1)	$(169)	$254	$232	$186	$270
Adjusted earnings, less notable items (1), (2)	$260	$296	$259	$199	$314
Total corporate expenses (3)	$248	$242	$225	$233	$242

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$17,695	$16,276	$14,999	$14,418	$12,884
Less: Preferred stock, net	412	412	412	—	—
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$17,283	$15,864	$14,587	$14,418	$12,884
Less: AOCI	3,567	2,702	1,670	716	552
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,716	$13,162	$12,917	$13,702	$12,332

Return on Common Equity
Return on common equity (1)	11.7%	5.7%	1.4%	6.3%	0.7%
Return on common equity, excluding AOCI (1)	13.4%	6.3%	1.5%	6.7%	0.7%
Adjusted return on common equity (1)	3.8%	7.3%	6.5%	6.9%	13.5%

Earnings Per Common Share, Diluted
Net income (loss) available to shareholders per common share (1), (4)	$6.06	$3.27	$(6.31)	$12.14	$(2.26)
Adjusted earnings per common share (1), (4)	$(1.52)	$2.19	$1.98	$1.56	$2.23
Adjusted earnings, less notable items per common share (1)	$2.33	$2.56	$2.21	$1.68	$2.60
Weighted average common shares outstanding	111,527,480	115,536,654	117,229,854	118,685,082	120,641,572

Book Value Per Common Share
Book value per common share (1)	$158.18	$140.83	$125.55	$122.67	$108.45
Book value per common share, excluding AOCI (1)	$125.53	$116.85	$111.18	$116.58	$103.80
Ending common shares outstanding	109,264,305	112,644,952	116,182,687	117,532,336	118,800,611

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Premiums	$214	$232	$227	$223	$225	$673	$677
Universal life and investment-type product policy fees	867	888	875	899	972	2,630	2,936
Net investment income	928	942	811	862	853	2,681	2,476
Other revenues	94	96	92	89	105	282	308
Revenues before NIGL and NDGL	2,103	2,158	2,005	2,073	2,155	6,266	6,397
Net investment gains (losses)	27	63	(11)	(86)	(42)	79	(121)
Net derivative gains (losses)	1,057	149	(1,303)	2,039	(691)	(97)	(1,337)
Total revenues	$3,187	$2,370	$691	$4,026	$1,422	$6,248	$4,939

Expenses
Interest credited to policyholder account balances	$272	$265	$258	$270	$273	$795	$809
Policyholder benefits and claims	1,319	845	772	899	822	2,936	2,373
Amortization of DAC and VOBA	181	170	22	469	30	373	581
Interest expense on debt	49	48	47	45	40	144	113
Other expenses	562	573	545	556	625	1,680	1,861
Total expenses	2,383	1,901	1,644	2,239	1,790	5,928	5,737
Income (loss) before provision for income tax	804	469	(953)	1,787	(368)	320	(798)
Provision for income tax expense (benefit)	119	85	(218)	345	(99)	(14)	(226)
Net income (loss)	685	384	(735)	1,442	(269)	334	(572)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	—	2	4	5
Net income (loss) attributable to Brighthouse Financial, Inc.	683	384	(737)	1,442	(271)	330	(577)
Less: Preferred stock dividends	7	7	—	—	—	14	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$676	$377	$(737)	$1,442	$(271)	$316	$(577)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Investments:
Fixed maturity securities available-for-sale	$70,723	$67,211	$64,847	$62,608	$62,279
Equity securities	148	153	150	140	150
Mortgage loans, net	15,359	15,078	14,504	13,694	13,033
Policy loans	1,332	1,342	1,385	1,421	1,443
Real estate limited partnerships and limited liability companies	458	462	453	451	444
Other limited partnership interests	1,895	1,834	1,800	1,840	1,765
Short-term investments	1,985	793	799	—	116
Other invested assets	4,734	3,064	2,302	3,027	2,099
Total investments	96,634	89,937	86,240	83,181	81,329
Cash and cash equivalents	4,289	3,981	3,864	4,145	2,144
Accrued investment income	732	747	791	724	675
Reinsurance recoverables	13,412	13,366	13,098	12,929	12,683
Premiums and other receivables	973	865	928	768	868
DAC and VOBA	5,317	5,492	5,680	5,717	6,050
Current income tax recoverable	14	—	—	1	878
Other assets	577	610	618	573	583
Separate account assets	103,928	106,214	105,211	98,256	111,736
Total assets	$225,876	$221,212	$216,430	$206,294	$216,946
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$39,846	$38,280	$37,157	$36,209	$35,748
Policyholder account balances	44,919	42,941	41,177	40,054	39,446
Other policy-related balances	3,079	3,041	3,005	3,000	2,907
Payables for collateral under securities loaned and other transactions	5,291	4,094	3,990	5,057	4,043
Long-term debt	4,365	4,365	4,364	3,963	3,966
Current income tax payable	—	14	19	15	—
Deferred income tax liability	1,749	1,364	1,005	972	576
Other liabilities	4,939	4,558	5,438	4,285	5,575
Separate account liabilities	103,928	106,214	105,211	98,256	111,736
Total liabilities	208,116	204,871	201,366	191,811	203,997
Equity
Preferred Stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	12,897	12,893	12,889	12,473	12,469
Retained earnings (deficit)	1,662	986	609	1,346	(96)
Treasury stock	(432)	(306)	(170)	(118)	(42)
Accumulated other comprehensive income (loss)	3,567	2,702	1,670	716	552
Total Brighthouse Financial, Inc.’s stockholders’ equity	17,695	16,276	14,999	14,418	12,884
Noncontrolling interests	65	65	65	65	65
Total equity	17,760	16,341	15,064	14,483	12,949
Total liabilities and equity	$225,876	$221,212	$216,430	$206,294	$216,946

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended September 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$143	$—	$23	$214
Universal life and investment-type product policy fees	596	53	150	—	799
Net investment income	461	117	327	23	928
Other revenues	79	7	7	1	94
Total adjusted revenues	$1,184	$320	$484	$47	$2,035

Adjusted expenses
Interest credited to policyholder account balances	$149	$30	$92	$—	$271
Policyholder benefits and claims	152	179	885	18	1,234
Amortization of DAC and VOBA	211	(31)	—	3	183
Interest expense on debt	—	—	—	49	49
Other operating costs	417	51	50	44	562
Total adjusted expenses	929	229	1,027	114	2,299
Adjusted earnings before provision for income tax	255	91	(543)	(67)	(264)
Provision for income tax expense (benefit)	52	18	(117)	(57)	(104)
Adjusted earnings after provision for income tax	203	73	(426)	(10)	(160)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	9	9
Adjusted earnings	$203	$73	$(426)	$(19)	$(169)

	For the Three Months Ended September 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$152	$—	$25	$225
Universal life and investment-type product policy fees	625	77	208	(3)	907
Net investment income	399	115	322	16	852
Other revenues	88	2	6	9	105
Total adjusted revenues	$1,160	$346	$536	$47	$2,089

Adjusted expenses
Interest credited to policyholder account balances	$152	$29	$92	$—	$273
Policyholder benefits and claims	72	169	532	15	788
Amortization of DAC and VOBA	40	8	—	5	53
Interest expense on debt	—	—	—	39	39
Other operating costs	409	62	46	105	622
Total adjusted expenses	673	268	670	164	1,775
Adjusted earnings before provision for income tax	487	78	(134)	(117)	314
Provision for income tax expense (benefit)	86	17	(29)	(32)	42
Adjusted earnings after provision for income tax	401	61	(105)	(85)	272
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	2	2
Adjusted earnings	$401	$61	$(105)	$(87)	$270

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Nine Months Ended September 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$166	$438	$1	$68	$673
Universal life and investment-type product policy fees	1,741	170	525	(5)	2,431
Net investment income	1,352	330	942	57	2,681
Other revenues	236	15	19	12	282
Total adjusted revenues	$3,495	$953	$1,487	$132	$6,067

Adjusted expenses
Interest credited to policyholder account balances	$433	$79	$282	$—	$794
Policyholder benefits and claims	475	529	1,645	45	2,694
Amortization of DAC and VOBA	421	1	—	11	433
Interest expense on debt	—	—	—	144	144
Other operating costs	1,227	150	147	156	1,680
Total adjusted expenses	2,556	759	2,074	356	5,745
Adjusted earnings before provision for income tax	939	194	(587)	(224)	322
Provision for income tax expense (benefit)	176	38	(127)	(100)	(13)
Adjusted earnings after provision for income tax	763	156	(460)	(124)	335
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	18	18
Adjusted earnings	$763	$156	$(460)	$(142)	$317

	For the Nine Months Ended September 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$141	$461	$—	$75	$677
Universal life and investment-type product policy fees	1,897	256	596	(10)	2,739
Net investment income	1,138	334	979	38	2,489
Other revenues	277	3	19	9	308
Total adjusted revenues	$3,453	$1,054	$1,594	$112	$6,213

Adjusted expenses
Interest credited to policyholder account balances	$446	$88	$274	$—	$808
Policyholder benefits and claims	433	502	1,244	48	2,227
Amortization of DAC and VOBA	307	60	—	13	380
Interest expense on debt	—	—	—	113	113
Other operating costs	1,242	199	155	265	1,861
Total adjusted expenses	2,428	849	1,673	439	5,389
Adjusted earnings before provision for income tax	1,025	205	(79)	(327)	824
Provision for income tax expense (benefit)	177	41	(18)	(87)	113
Adjusted earnings after provision for income tax	848	164	(61)	(240)	711
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	5	5
Adjusted earnings	$848	$164	$(61)	$(245)	$706

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Premiums	$48	$60	$58	$44	$48	$166	$141
Universal life and investment-type product policy fees	596	584	561	594	625	1,741	1,897
Net investment income	461	470	421	398	399	1,352	1,138
Other revenues	79	80	77	78	88	236	277
Total adjusted revenues	$1,184	$1,194	$1,117	$1,114	$1,160	$3,495	$3,453

Adjusted expenses
Interest credited to policyholder account balances	$149	$147	$137	$147	$152	$433	$446
Policyholder benefits and claims	152	180	143	174	72	475	433
Amortization of DAC and VOBA	211	128	82	198	40	421	307
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	417	416	394	387	409	1,227	1,242
Total adjusted expenses	929	871	756	906	673	2,556	2,428
Adjusted earnings before provision for income tax	255	323	361	208	487	939	1,025
Provision for income tax expense (benefit)	52	58	66	33	86	176	177
Adjusted earnings	$203	$265	$295	$175	$401	$763	$848

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Account value, beginning of period	$114,041	$112,247	$105,089	$116,985	$116,283
Deposits	1,490	1,511	1,327	1,295	1,243
Withdrawals, surrenders and contract benefits	(2,667)	(2,716)	(2,479)	(2,789)	(2,754)
Net flows (2)	(1,177)	(1,205)	(1,152)	(1,494)	(1,511)
Investment performance (3)	650	3,687	8,971	(9,711)	2,953
Policy charges and other	(807)	(688)	(661)	(691)	(740)
Account value, end of period	$112,707	$114,041	$112,247	$105,089	$116,985

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$12,900	$12,734	$12,770	$13,225	$13,112
Deposits	355	410	416	439	330
Withdrawals, surrenders and contract benefits	(250)	(312)	(521)	(963)	(296)
Net flows (2)	105	98	(105)	(524)	34
Interest credited	92	87	90	94	105
Other	(28)	(19)	(21)	(25)	(26)
Account value, end of period	$13,069	$12,900	$12,734	$12,770	$13,225

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,590	$4,515	$4,541	$4,517	$4,561

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed indexed annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE & SHIELD ANNUITY SALES	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Shield Annuities (1)	$1,137	$1,140	$985	$924	$867	$3,262	$2,319
GMWB/GMAB	223	227	198	220	218	648	638
GMDB only	72	80	78	81	84	230	272
GMIB	18	26	23	20	22	67	87
Total variable & shield annuity sales	$1,450	$1,473	$1,284	$1,245	$1,191	$4,207	$3,316

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$296	$291	$281	$368	$302	$868	$747
Fixed deferred annuities	55	114	133	73	28	302	98
Single premium immediate annuities	5	8	6	8	16	19	38
Other fixed annuities	2	4	3	4	4	9	10
Total fixed annuity sales	$358	$417	$423	$453	$350	$1,198	$893

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Premiums	$143	$150	$145	$155	$152	$438	$461
Universal life and investment-type product policy fees	53	59	58	61	77	170	256
Net investment income	117	116	97	115	115	330	334
Other revenues	7	5	3	4	2	15	3
Total adjusted revenues	$320	$330	$303	$335	$346	$953	$1,054

Adjusted expenses
Interest credited to policyholder account balances	$30	$24	$25	$25	$29	$79	$88
Policyholder benefits and claims	179	169	181	153	169	529	502
Amortization of DAC and VOBA	(31)	21	11	35	8	1	60
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	51	44	55	42	62	150	199
Total adjusted expenses	229	258	272	255	268	759	849
Adjusted earnings before provision for income tax	91	72	31	80	78	194	205
Provision for income tax expense (benefit)	18	14	6	16	17	38	41
Adjusted earnings	$73	$58	$25	$64	$61	$156	$164

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Variable universal and universal life account value, beginning of period	$2,707	$2,727	$2,747	$2,753	$2,758
Premiums and deposits (1)	62	58	65	64	58
Surrenders and contract benefits	(42)	(49)	(52)	(31)	(29)
Net flows	20	9	13	33	29
Net transfers from (to) separate account	17	18	13	8	12
Interest credited	26	26	25	27	28
Policy charges and other	(71)	(73)	(71)	(74)	(74)
Variable universal and universal life account value, end of period	$2,699	$2,707	$2,727	$2,747	$2,753

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,269	$5,138	$4,679	$5,351	$5,222
Premiums and deposits	54	55	59	59	57
Surrenders and contract benefits	(63)	(63)	(69)	(63)	(67)
Net flows	(9)	(8)	(10)	(4)	(10)
Investment performance	15	212	539	(603)	207
Net transfers from (to) general account	(17)	(18)	(15)	(8)	(12)
Policy charges and other	(58)	(55)	(55)	(57)	(56)
Variable universal life account value, end of period	$5,200	$5,269	$5,138	$4,679	$5,351

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Total life sales	$2	$1	$1	$1	$2	$4	$6

	As of
LIFE INSURANCE IN-FORCE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Whole Life
Life Insurance in-force, before reinsurance	$20,954	$21,212	$21,518	$21,804	$22,127
Life Insurance in-force, net of reinsurance	$3,150	$3,172	$3,638	$3,648	$3,690

Term Life
Life Insurance in-force, before reinsurance	$415,478	$421,507	$427,239	$433,058	$438,564
Life Insurance in-force, net of reinsurance	$317,274	$321,285	$324,941	$328,876	$332,204

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$54,892	$55,628	$56,378	$56,882	$58,108
Life Insurance in-force, net of reinsurance	$38,543	$39,139	$39,844	$40,052	$41,279

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Premiums	$—	$—	$1	$1	$—	$1	$—
Universal life and investment-type product policy fees	150	182	193	180	208	525	596
Net investment income	327	339	276	331	322	942	979
Other revenues	7	6	6	6	6	19	19
Total adjusted revenues	$484	$527	$476	$518	$536	$1,487	$1,594

Adjusted expenses
Interest credited to policyholder account balances	$92	$94	$96	$98	$92	$282	$274
Policyholder benefits and claims	885	380	380	351	532	1,645	1,244
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	50	51	46	47	46	147	155
Total adjusted expenses	1,027	525	522	496	670	2,074	1,673
Adjusted earnings before provision for income tax	(543)	2	(46)	22	(134)	(587)	(79)
Provision for income tax expense (benefit)	(117)	—	(10)	4	(29)	(127)	(18)
Adjusted earnings	$(426)	$2	$(36)	$18	$(105)	$(460)	$(61)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Account value, beginning of period	$6,084	$6,110	$6,154	$6,185	$6,204
Premiums and deposits (1)	184	191	187	190	189
Surrenders and contract benefits	(18)	(27)	(39)	(38)	(26)
Net flows	166	164	148	152	163
Interest credited	58	58	57	60	60
Policy charges and other	(250)	(248)	(249)	(243)	(242)
Account value, end of period	$6,058	$6,084	$6,110	$6,154	$6,185

	As of
LIFE INSURANCE IN-FORCE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$78,722	$79,243	$79,817	$80,356	$80,963
Life Insurance in-force, net of reinsurance	$36,698	$36,945	$37,233	$37,601	$37,029

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Premiums	$23	$22	$23	$23	$25	$68	$75
Universal life and investment-type product policy fees	—	(2)	(3)	(3)	(3)	(5)	(10)
Net investment income	23	17	17	19	16	57	38
Other revenues	1	5	6	1	9	12	9
Total adjusted revenues	$47	$42	$43	$40	$47	$132	$112

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	18	13	14	16	15	45	48
Amortization of DAC and VOBA	3	4	4	3	5	11	13
Interest expense on debt	49	48	47	45	39	144	113
Other operating costs	44	62	50	80	105	156	265
Total adjusted expenses	114	127	115	144	164	356	439
Adjusted earnings before provision for income tax	(67)	(85)	(72)	(104)	(117)	(224)	(327)
Provision for income tax expense (benefit)	(57)	(21)	(22)	(33)	(32)	(100)	(87)
Adjusted earnings after provision for income tax	(10)	(64)	(50)	(71)	(85)	(124)	(240)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	9	7	2	—	2	18	5
Adjusted earnings	$(19)	$(71)	$(52)	$(71)	$(87)	$(142)	$(245)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Balance, beginning of period	$5,492	$5,680	$5,717	$6,050	$5,968
Capitalization	93	96	86	87	83
Amortization:
Included in adjusted earnings, excluding notable items	(162)	(153)	(97)	(236)	(148)
Related to notable items, included in adjusted expenses	(21)	—	—	—	96
Related to items not included in adjusted expenses	2	(17)	75	(233)	22
Total amortization	(181)	(170)	(22)	(469)	(30)
Unrealized investment gains (losses)	(87)	(114)	(101)	49	29
Other	—	—	—	—	—
Balance, end of period	$5,317	$5,492	$5,680	$5,717	$6,050
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Annuities	$4,191	$4,382	$4,534	$4,550	$4,874
Life	1,021	1,001	1,034	1,051	1,056
Run-off	5	5	5	5	5
Corporate & Other	100	104	107	111	115
Total DAC and VOBA	$5,317	$5,492	$5,680	$5,717	$6,050

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net derivative gains (losses):
Variable annuity embedded derivatives	$(530)	$(439)	$(194)	$(146)	$(40)
Variable annuity hedges	948	245	(1,245)	1,844	(591)
ULSG hedges	656	312	122	217	(130)
Other hedges and embedded derivatives	(17)	31	14	123	68
Subtotal	1,057	149	(1,303)	2,038	(693)
Investment hedge adjustments	—	—	—	1	2
Total net derivative gains (losses)	$1,057	$149	$(1,303)	$2,039	$(691)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Actuarial items and other insurance adjustments	$442	$12	$—	$(26)	$(25)
Establishment costs	10	30	27	39	69
Separation-related transactions	(23)	—	—	—	—
Total notable items (1)	$429	$42	$27	$13	$44

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$30	$—	$—	$(12)	$(154)
Life	(19)	—	—	—	(11)
Run-off	431	12	—	(14)	140
Corporate & Other	(13)	30	27	39	69
Total notable items (1)	$429	$42	$27	$13	$44

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Total Quarterly VA separate account gross returns	0.83%	3.84%	10.02%	(9.23)%	3.02%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	25.52%	25.04%	25.72%	24.83%	26.06%
Percent allocated to bond funds/other funds	8.50%	8.23%	8.30%	8.79%	8.02%
Percent allocated to target volatility funds	23.51%	24.11%	22.97%	23.05%	22.62%
Percent allocated to balanced funds	42.47%	42.62%	43.01%	43.33%	43.30%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$30,902	30.62%	$24,473	28.02%
U.S. government and agency securities	7,746	7.67%	9,095	10.41%
Residential mortgage-backed securities	9,215	9.13%	8,547	9.79%
Foreign corporate securities	9,650	9.56%	8,026	9.19%
Commercial mortgage-backed securities	5,579	5.53%	5,248	6.01%
State and political subdivision securities	3,989	3.95%	3,597	4.12%
Asset-backed securities	1,917	1.90%	2,126	2.44%
Foreign government securities	1,725	1.71%	1,496	1.71%
Total fixed maturity securities	70,723	70.07%	62,608	71.69%
Equity securities	148	0.15%	140	0.16%
Mortgage loans:
Commercial mortgage loans	9,473	9.39%	8,529	9.77%
Agricultural mortgage loans	3,291	3.26%	2,946	3.37%
Residential mortgage loans	2,659	2.63%	2,276	2.61%
Valuation allowances	(64)	(0.06)%	(57)	(0.07)%
Total mortgage loans, net	15,359	15.22%	13,694	15.68%
Policy loans	1,332	1.32%	1,421	1.63%
Real estate limited partnerships and limited liability companies	458	0.45%	451	0.52%
Other limited partnership interests	1,895	1.88%	1,840	2.11%
Cash, cash equivalents and short-term investments	6,274	6.22%	4,145	4.75%
Other invested assets:
Derivatives:
Interest rate	3,114	3.09%	717	0.82%
Equity market	902	0.89%	1,732	1.98%
Foreign currency exchange rate	468	0.46%	313	0.36%
Credit	31	0.03%	16	0.02%
Total derivatives	4,515	4.47%	2,778	3.18%
FHLB common stock	50	0.05%	64	0.07%
Other	169	0.17%	185	0.21%
Total other invested assets	4,734	4.69%	3,027	3.46%
Total investments and cash and cash equivalents	$100,923	100.00%	$87,326	100.00%

	For the Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net investment income yield (1), (2)	4.52%	4.67%	4.10%	4.48%	4.50%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
REVENUES AND EXPENSES (1)	September 30, 2019 (2)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019 (2)	September 30, 2018
Total revenues (Line 9)	$3,400	$3,436	$2,393	$4,333	$2,921	$9,229	$8,677
Total benefits and expenses before dividends to policyholders (Line 28)	$3,000	$2,839	$2,429	$4,830	$2,383	$8,268	$7,358

	For the Three Months Ended					For the Nine Months Ended
NET INCOME (LOSS) (1)	September 30, 2019 (2)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019 (2)	September 30, 2018
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$300	$597	$(43)	$(493)	$582	$854	$1,461
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	200	(701)	(147)	(203)	(388)	(648)	(1,720)
Net income (loss) (Line 35)	$500	$(104)	$(190)	$(696)	$194	$206	$(259)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	September 30, 2019 (2)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Combined total adjusted capital	$8,400	$6,897	$6,314	$7,354	$6,004

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and nine months ended September 30, 2019.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”).
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market and counterparty risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether all or any portion of the tax consequences of the Separation are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements, including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments, or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of potential future tax legislation that could decrease the value of our tax attributes and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the Separation will qualify for non-recognition treatment for federal income tax purposes and potential indemnification to MetLife if the Separation does not so qualify; the impact of the Separation on our business and profitability due to MetLife's strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent Quarterly Reports on Form 10-Q, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.'s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”) and amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. Adjusted statutory earnings may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net income (loss) available to shareholders	$676	$377	$(737)	$1,442	$(271)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	27	63	(11)	(86)	(42)
Less: Net derivative gains (losses), excluding investment hedge adjustments	1,057	149	(1,303)	2,038	(693)
Less: GMIB Fees and GMIB Costs	(4)	(22)	35	(137)	28
Less: Amortization of DAC and VOBA	2	(17)	75	(233)	22
Less: Market value adjustments	(14)	(16)	(23)	(1)	7
Less: Other	—	—	—	—	(4)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(223)	(34)	258	(325)	141
Adjusted earnings	(169)	254	232	186	270
Less: Notable items	(429)	(42)	(27)	(13)	(44)
Adjusted earnings, less notable items	$260	$296	$259	$199	$314

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1)
Net income (loss) available to shareholders per common share	$6.06	$3.27	$(6.31)	$12.14	$(2.26)
Less: Net investment gains (losses)	0.24	0.55	(0.09)	(0.73)	(0.35)
Less: Net derivative gains (losses), excluding investment hedge adjustments	9.48	1.29	(11.16)	17.17	(5.79)
Less: GMIB Fees and GMIB Costs	(0.04)	(0.19)	0.30	(1.15)	0.24
Less: Amortization of DAC and VOBA	0.02	(0.15)	0.64	(1.96)	0.18
Less: Market value adjustments	(0.13)	(0.14)	(0.20)	(0.01)	0.06
Less: Other	—	—	—	—	(0.03)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(2.00)	(0.29)	2.21	(2.74)	1.18
Less: Impact of inclusion of dilutive shares	—	—	0.01	—	0.02
Adjusted earnings per common share	(1.52)	2.19	1.98	1.56	2.23
Less: Notable items	(3.85)	(0.36)	(0.23)	(0.11)	(0.36)
Adjusted earnings, less notable items per common share	$2.33	$2.56	$2.21	$1.68	$2.60

(1) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net income (loss) available to shareholders	$1,758	$811	$195	$865	$91
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(7)	(76)	(214)	(207)	(115)
Less: Net derivative gains (losses), excluding investment hedge adjustments	1,941	191	(274)	687	(1,775)
Less: GMIB Fees and GMIB Costs	(128)	(96)	(93)	(124)	31
Less: Amortization of DAC and VOBA	(173)	(153)	(232)	(435)	(292)
Less: Market value adjustments	(54)	(33)	(9)	45	43
Less: Other	—	(4)	(3)	(7)	(11)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(324)	40	179	14	512
Adjusted earnings	$503	$942	$841	$892	$1,698
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Brighthouse Financial, Inc.’s stockholders’ equity	$15,254	$14,402	$13,864	$13,767	$13,637
Less: Preferred stock, net	247	165	82	—	—
Brighthouse Financial, Inc.’s common stockholders’ equity	15,007	14,237	13,782	13,767	13,637
Less: AOCI	1,841	1,291	898	899	1,018
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,166	$12,946	$12,884	$12,868	$12,619
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Return on common equity	11.7%	5.7%	1.4%	6.3%	0.7%
Return on AOCI	95.5%	62.8%	21.7%	96.2%	8.9%
Return on common equity, excluding AOCI	13.4%	6.3%	1.5%	6.7%	0.7%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	—%	(0.6)%	(1.7)%	(1.6)%	(0.9)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	14.7%	1.5%	(2.1)%	5.4%	(14.1)%
Less: Return on GMIB Fees and GMIB Costs	(0.9)%	(0.7)%	(0.7)%	(1.0)%	0.2%
Less: Return on amortization of DAC and VOBA	(1.3)%	(1.2)%	(1.8)%	(3.4)%	(2.2)%
Less: Return on market value adjustments	(0.4)%	(0.3)%	(0.1)%	0.3%	0.3%
Less: Return on other	—%	—%	—%	—%	(0.1)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	(2.5)%	0.3%	1.4%	0.1%	4.0%
Adjusted return on common equity	3.8%	7.3%	6.5%	6.9%	13.5%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Total revenues	$3,187	$2,370	$691	$4,026	$1,422	$6,248	$4,939
Less: Net investment gains (losses)	27	63	(11)	(86)	(42)	79	(121)
Less: Net derivative gains (losses)	1,057	149	(1,303)	2,039	(691)	(97)	(1,337)
Less: GMIB Fees	67	65	66	67	68	198	204
Less: Investment hedge adjustments	—	—	—	(1)	(2)	—	(13)
Less: Other	1	—	—	—	—	1	(7)
Total adjusted revenues	$2,035	$2,093	$1,939	$2,007	$2,089	$6,067	$6,213

Total expenses	$2,383	$1,901	$1,644	$2,239	$1,790	$5,928	$5,737
Less: Amortization of DAC and VOBA	(2)	17	(75)	233	(22)	(60)	202
Less: GMIB Costs	71	87	31	204	40	189	191
Less: Other	15	16	23	1	(3)	54	(45)
Total adjusted expenses	$2,299	$1,781	$1,665	$1,801	$1,775	$5,745	$5,389

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
NET INVESTMENT GAINS (LOSSES)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Investment portfolio gains (losses)	$30	$68	$(8)	$(55)	$(35)	$90	$(101)
Investment portfolio writedowns	(3)	(5)	(3)	(2)	(4)	(11)	(9)
Total net investment portfolio gains (losses)	27	63	(11)	(57)	(39)	79	(110)
Other incremental net investment income	—	—	—	(29)	(3)	—	(11)
Net investment gains (losses)	$27	$63	$(11)	$(86)	$(42)	$79	$(121)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Investment income yield (1)	4.62%	4.79%	4.24%	4.62%	4.67%
Investment fees and expenses (2)	(0.10)%	(0.12)%	(0.14)%	(0.14)%	(0.17)%
Net investment income yield	4.52%	4.67%	4.10%	4.48%	4.50%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.